FINANCIAL RESULTS For the Third Quarter Ended July 31, 2014 Exhibit 99.2

2 F O R WA R D - L O O K I N G S TAT E M E N T S Today’s discussion may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements relate to future events and expectations and involve known and unknown risks and uncertainties. VeriFone’s actual results or actions may differ materially from those projected in the forward-looking statements. For a summary of the specific risk factors that could cause results to differ materially from those expressed in the forward-looking statements, please refer to VeriFone’s filings with the Securities and Exchange Commission, including its annual report on Form 10-K and quarterly reports on Form 10-Q. VeriFone is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.

3 N O N - G A A P F I N A N C I A L M E A S U R E S With respect to any Non-GAAP financial measures presented in the information, reconciliations of Non-GAAP to GAAP financial measures may be found in VeriFone’s quarterly earnings release as filed with the Securities and Exchange Commission as well as the Appendix to these slides. Management uses Non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. Management believes that these Non-GAAP financial measures help it to evaluate VeriFone’s performance and to compare VeriFone’s current results with those for prior periods as well as with the results of peer companies. These Non-GAAP financial measures contain limitations and should be considered as a supplement to, and not as a substitute for, or superior to, disclosures made in accordance with GAAP.

INTRODUCTION Paul Galant, CEO 4

Q3 FINANCIAL RESULTS: KEY TAKEAWAYS

Continued Strong Financial Performance:

- 14% year-over-year revenue growth in Q3
- 4 consecutive quarters of sequential revenue and earnings growth
- Improved free cash flow and balance sheet metrics
- 17% debt reduction in past 12 months

Fixing Our Foundation:

Continued progress in restructuring/executing top three VeriFone initiatives

Attracting Talent to Drive Growth:

Strategic additions to Board of Directors and Management Team

Vision, Strategy, Execution:

Continued U.S. EMV and security momentum; Terminal Solutions and Payment as a Service growth; key Commerce Enablement developments

5

VeriFone

EXECUTING ON THE TOP 3 VERIFONE INITIATIVES

	What we've achieved	What's still to be done
Product Portfolio Management	▪ Reduced SKUs from over 1,000 to ~525	▪ ~500 total SKUs by calendar year end
R&D Re-Engineering	▪ Reduced core operating systems from 13 to 8 ▪ Launched development of a single next generation platform ▪ Consolidated 9 R&D locations	▪ Migrate our multiple operating systems to our single next generation platform ▪ Continue consolidation of R&D sites to centers of excellence
Cost Optimization	▪ Reduced headcount by ~375 ▪ Closed 14 facilities; goal met ▪ Liquidated 13 legal entities out of 132	▪ Reduce core headcount by ~125 ▪ Liquidate additional 6 legal entities ▪ Consolidate 20% of data centers

6

VeriFone

KEY BOARD AND MANAGEMENT TEAM ADDITIONS

Board of Directors

- Karen Austin
  CIO, PG&E
- Jonathan Schwartz
  former CEO, Sun Microsystems
- Jane Thompson
  former President,
  Walmart Financial Services

Management Team

- Vincent Roland
  Global Payment as a Service
- Todd Shaw
  Global Human Resources
- Richard Char
  Global Business Development
- Gary Greenwald
  Global Software Architecture
- Mark Shockley
  Global Mobile Solutions
- Sheetal Shah
  Global Supply Chain

7

BUILDING ON OUR NEXT CHAPTER STRATEGY

Terminals



Payment as a Service (PaaS)



Commerce Enablement



- **U.S.:** 14 clients upgrading to MX 900 series for EMV; 40,000 terminals to large global retailer
- **France:** Named supplier to BNP Paribas, country's largest bank
- **Canada:** Unattended solution certification, Moneris agreement
- **China:** 75,000 terminals to ICBC; China lower cost product in Q4
- **Germany:** Deal with ROSSMANN, country's 2nd largest drug store chain

- **Turkey:** Deal to connect 200 lanes with English Home
- **U.S.:** Increased PaaS momentum (Haverty's, Big 5 Sporting Goods)
- Steady PaaS migration in Nordics, Australia and New Zealand

- Global partnership for payment and digital at-the-pump media with Gilbarco Veeder-Root
- At-the-pump media wins with Sunoco, Tesoro and Citgo
- Global taxi media growth in 18,000 cabs in Turkey

8

VeriFone

Q3 FINANCIAL RESULTS: KEY TAKEAWAYS

Continued Strong Financial Performance:

- 14% year-over-year revenue growth in Q3
- 4 consecutive quarters of sequential revenue and earnings growth
- Improved free cash flow and balance sheet metrics
- 17% debt reduction in past 12 months

Fixing Our Foundation:

Continued progress in restructuring/executing top three VeriFone initiatives

Attracting Talent to Drive Growth:

Strategic additions to Board of Directors and Management Team

Vision, Strategy, Execution:

Continued U.S. EMV and security momentum; Terminal Solutions and Payment as a Service growth; key Commerce Enablement developments

9
VeriFone

Q314 FINANCIAL RESULTS AND GUIDANCE Marc Rothman, CFO 10

N O N - G A A P K E Y M E T R I C S * Q314 Q313 Q214 Q314 % SEQ Inc(Dec) % YoY Inc(Dec) Net Revenues 418 467 476 2% 14% Gross Margin 170 193 198 3% 16% % of Revenue 40.8% 41.4% 41.6% 0.2pts 0.8pts Operating Income 44 60 63 5% 44% % of Revenue 10.5% 12.8% 13.2% 0.4pts 2.7pts Net Income* 26 42 45 9% 71% EPS 0.24 0.37 0.40 8% 67% Operating Cash Flow* 49 57 59 4% 20% Free Cash Flow 31 36 38 6% 23% $ in millions, except EPS * Net Income = Net Income attributable to VeriFone Systems, Inc. stockholders * Operating Cash Flow = GAAP net cash provided by operating activities * A reconciliation of our GAAP to Non-GAAP financial measures, including Free Cash Flow, can be found in the appendix section. 11

N O N - G A A P N E T R E V E N U E S P R O F I L E * Q214 Q314 Q313 NA 28% ASPAC 12% LAC 17% EMEA 43% NA 27% ASPAC 14% LAC 18% EMEA 41% NA 27% ASPAC 14% LAC 19% EMEA 40% Q314 Q314 Q313 Q214 Q314 % SEQ Inc(Dec) % YoY Inc(Dec) Organic YoY Growth Organic YoY Constant Currency Growth North America 116 125 130 3% 12% 12% 12% LAC 70 83 89 7% 28% 28% 36% EMEA 179 191 190 0% 6% 6% 3% ASPAC 53 68 67 (1)% 27% 21% 23% $ in millions TOTAL 418 467 476 2% 14% 13% 13% * A reconciliation of our GAAP to Non-GAAP Net Revenues can be found in the appendix section 12

N O N - G A A P N E T R E V E N U E S A N D G R O S S M A R G I N * Q313 Q214 Q314 System Solutions 251 291 299 Services 167 176 177 Total Net Revenues 418 467 476 Services % of Total Net Revenues 40% 38% 37% $ in millions Q313 Q214 Q314 System Solutions 37.0% 40.4% 41.3% Services 46.6% 43.1% 42.1% Total Gross Margin % 40.8% 41.4% 41.6% % of Revenue * A reconciliation of our GAAP to Non-GAAP Net revenues and gross margin can be found in the appendix section 13

N O N - G A A P O P E R AT I N G E X P E N S E S * Q313 Q214 Q314 Research and Development 44 47 46 % of Revenue 11% 10% 10% Sales and Marketing 45 47 47 % of Revenue 11% 10% 10% General and Administrative 38 39 42 % of Revenue 9% 8% 9% Total Operating Expenses 127 133 135 % of Revenue 30% 29% 28% $ in millions * A reconciliation of our GAAP to Non-GAAP operating expenses can be found in the appendix section 14

TOTAL CASH, GROSS DEBT AND NET DEBT

($ in millions) **Total Cash**



454
477
506
309
268
249
230
264
Q412 Q113 Q213 Q313 Q413 Q114 Q214 Q314

As of July 31, 2014:

- **$924M Outstanding Debt:**
  - **Short-term of $32M**
  - **Long-term of $892M**
- **Credit Ratings:**
  - **S&P . . . BB-**
  - **Moody's . . . Ba3**

($ in millions) **Gross Debt**



1308
1292
1279
1119
1036
1001
940
924
Q412 Q113 Q213 Q313 Q413 Q114 Q214 Q314

($ in millions) **Net Debt**



854
815
773
810
768
752
710
660
Q412 Q113 Q213 Q313 Q413 Q114 Q214 Q314

15

B A L A N C E S H E E T S E L E C T D ATA Improved Cash Conversion Cycle by 1 day Q313 Q214 Q314 $ Days $ Days $ Days Accounts Receivables, net 269 58 301 58 299 57 Inventories, net 172 64 113 39 113 37 Accounts Payable 112 41 147 48 143 46 Cash Conversion Cycle 81 49 48 $ in millions, except days Note: Accounts Receivable Days is calculated as Accounts Receivable, net divided by Non-GAAP Total Net Revenues * 90 days Inventory Days is calculated as Average Inventory, net divided by Non-GAAP Total Cost of Net Revenues * 90 days Accounts Payable Days is calculated as Accounts Payable divided by Non-GAAP Total Cost of Net Revenues * 90 days Cash Conversion Cycle is calculated as Accounts Receivable Days plus Inventory Days less Accounts Payable Days A reconciliation of our GAAP to Non-GAAP total net revenues and GAAP to Non-GAAP total cost of net revenues can be found in the appendix section. 16

W O R K I N G C A P I TA L T R E N D Working Capital Performance* 22.6% 20.1% 19.7% 17.7% 15.7% 14.3% 14.1% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% 22.0% 24.0% Q113 Q213 Q313 Q413 Q114 Q214 Q314 P er cent of S al es Q/Q changes  Improved metrics in AR and Inventory Y/Y changes  AR increased $30M  Inventory decreased $59M  AP increased $31M * Working Capital Performance, as % of Non-GAAP Total Net Revenues = working capital / quarterly non-GAAP Total Net Revenues annualized * Working Capital = AR + Inventory – AP * A reconciliation of our GAAP to Non-GAAP total net revenues can be found in the appendix section. 17

C A S H F L O W 53 79 49 55 32 57 59 Q113 Q213 Q313 Q413 Q114 Q214 Q314 Operating Cash Flow* 59 33 58 31 38 11 36 38 Q113 Q213 Q313 Q413 Q114 Q214 Q314 Free Cash Flow* 38 ($ in millions) ($ in millions) Operating Cash Flow: $59M Free Cash Flow: $38M CapEx: $21M * Operating Cash Flow = GAAP net cash provided by operating activities. Free Cash Flow is a non-GAAP financial measure. * A reconciliation of our GAAP net cash provided by operating activities to Free Cash Flow can be found in the appendix section. 18

GUIDANCE*

Guidance	Q414	Full Year FY14
Non-GAAP Net Revenues	$478M - $483M	$1.858B - $1.863B
Non-GAAP EPS	$0.39 - $0.40	$1.46 - $1.47
Free Cash Flow	~$25M	~$171M**
Other Items	**Q414**	**Full Year FY14**
Non-GAAP Operating Expenses	~$137M	~$538M
Non-GAAP Effective Tax Rate	~14.5%	~14.5%
Capital Expenditures	~$27M	~$90M
Non-GAAP Fully Diluted Shares	~115M	~114M

* Reconciliations to GAAP of these forward-looking Non-GAAP financial measures, to the extent available without unreasonable effort, can be found in the appendix section.

** Excluding the $61 million litigation payment in Q1.

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VeriFone

CONCLUSION Paul Galant, CEO 20

Q & A SESSION 21

APPENDIX 22

RECONCILIATION OF GAAP TO NON-GAAP KEY METRICS Q314 (1) Net income (loss) per share is calculated by dividing the Net income (loss) attributable to VeriFone Systems, Inc. stockholders by the Weighted average number of shares. See explanatory notes for A, D-G at the end of the appendix. 23

RECONCILIATION OF GAAP TO NON-GAAP KEY METRICS Q214

(In millions, except per share data and percentages)	*Note*	Net revenues	Gross margin	Gross margin percentage	Operating income (loss)	Net income (loss) attributable to VeriFone Systems, Inc. stockholders
Three Months Ended April 30, 2014						
GAAP		**$ 466.4**	**$ 175.3**	**37.6%**	**$ (13.5)**	**$ (23.9)**
Adjustments:						
Amortization of step-down in deferred services net revenues at acquisition	A	0.4	0.4		0.4	0.4
Amortization of purchased intangible assets	D	—	11.1		35.7	35.7
Other merger, acquisition and divestiture related expenses	D	—	1.7		2.9	2.5
Stock based compensation	E	—	0.2		11.9	11.9
Restructuring charges	F	—	0.9		5.7	5.7
Other charges and income	F	—	3.7		16.9	17.0
Income tax effect of non-GAAP exclusions and adjustment to cash basis tax rate	F	—	—		—	(7.7)
Non-GAAP		$ 466.8	$ 193.3	41.4%	$ 60.0	$ 41.6

		Weighted average number of shares used in computing net income (loss) per share:		Net income (loss) per share attributable to VeriFone Systems, Inc. stockholders (1)	
		Basic	Diluted	Basic	Diluted
GAAP		**111.1**	**111.1**	**$ (0.22)**	**$ (0.22)**
Adjustment for diluted shares	G	—	2.4		
Non-GAAP		111.1	113.5	$ 0.37	$ 0.37

(1) Net income (loss) per share is calculated by dividing the Net income (loss) attributable to VeriFone Systems, Inc. stockholders by the Weighted average number of shares.

See explanatory notes for A, D-G at the end of the appendix.

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VeriFone

RECONCILIATION OF GAAP TO NON-GAAP KEY METRICS Q313 (1) Net income (loss) per share is calculated by dividing the Net income (loss) attributable to VeriFone Systems, Inc. stockholders by the Weighted average number of shares. See explanatory notes for A, D-G at the end of the appendix. 25

RECONCILIATION OF GAAP TO NON-GAAP GROSS MARGIN See explanatory notes for A, D-F at the end of the appendix. 26

RECONCILIATION OF GAAP TO NON-GAAP OPERATING EXPENSES See explanatory notes for D-F at the end of the appendix. 27

RECONCILIATION OF GAAP TO NON-GAAP NET REVENUES See explanatory notes for A-C at the end of the appendix. 28

RECONCILIATION OF OPERATING CASH FLOW TO FREE CASH FLOW See explanatory notes for H at the end of the appendix. 29

RECONCILIATION OF NET REVENUES GUIDANCE See explanatory notes for A at the end of the appendix. 30

EXPLANATORY NOTES TO RECONCILIATIONS OF GAAP TO NON-GAAP ITEMS Note A: Non-GAAP net revenues. Non-GAAP net revenues exclude the fair value decrease (step-down) in deferred revenue at acquisition. Note B: Non-GAAP organic net revenues. VeriFone determines non-GAAP organic net revenues by deducting net revenues from businesses acquired in the past 12 months from non-GAAP net revenues. Net revenues from businesses acquired in the past 12 months consists of net revenues derived from the sales channels of acquired resellers and distributors, and net revenues from System solutions and Services attributable to businesses acquired in the 12 months preceding the respective financial quarter(s). For acquisitions of small businesses that are integrated within a relatively short time after the close of the acquisition, we assume quarterly net revenues attributable to such acquired businesses during the 12 months following acquisition remain at the same level as in the first full quarter after the acquisition closed. Note C: Non-GAAP organic net revenues at constant currency. VeriFone determines non-GAAP organic net revenues at constant currency by recomputing non-GAAP organic net revenues denominated in currencies other than U.S. Dollars in the current fiscal period using average exchange rates for that particular currency during the corresponding financial period of the prior year. VeriFone uses this non-GAAP measure to evaluate performance on a comparable basis excluding the impact of foreign currency fluctuations. Note D: Merger, Acquisition and Divestiture Related. VeriFone adjusts certain revenues and expenses for items that are the result of merger, acquisitions and divestitures. Acquisition related adjustments include the amortization of purchased intangible assets and fixed asset fair value adjustments, incremental costs associated with acquisitions, acquisition integration expenses, loss on financial instruments entered into to fix the acquisition purchase price in U.S. dollars when it is payable in foreign currencies and fair value increase (step-up) of inventory on acquisition, changes in estimate on contingencies that existed at the time of acquisition or collectability of associated notes receivable and gains on divestitures, as well as the net revenues, cost of net revenues and operating expenses for the three months ended January 31, 2013, that are attributable to divested assets and business operations. Note E: Stock-Based Compensation. Our non-GAAP financial measures eliminate the effect of expense for stock-based compensation. 31

EXPLANATORY NOTES TO RECONCILIATIONS OF GAAP TO NON-GAAP ITEMS (CONTINUED) Note F: Other Charges and Income. VeriFone excludes certain revenue, expenses and other income (expense) that are the result of unique or unplanned events, such as litigation settlement and loss contingency expense, certain costs incurred in connection with senior executive management changes, certain personnel and outside professional service fees incurred on initiatives to transform, streamline and centralize our global operations, restructure and impairment charges related to certain exit activities initiated as part of our global transformation initiatives and gain or loss on financial transactions, such as the accelerated amortization of capitalized debt issuance costs due to the early repayment of debt and penalties due to customers related to the July 2012 fire that occurred in one of our repair and staging facilities in Brazil. In addition, income taxes are adjusted for the tax effect of the adjusting items related to our non-GAAP financial measures and to reflect our estimate of cash taxes on a non-GAAP basis. Under GAAP our Income tax provision (benefit) as a percentage of Income (loss) before income taxes was (25.5)% for the fiscal quarter ended July 31, 2014, 2.7% for the fiscal quarter ended April 30, 2014, 87.2% for the fiscal quarter ended July 31, 2013, 2.7% for the nine months ended July 31, 2014 and 40.3% for the nine months ended July 31, 2013. For non- GAAP purposes, we used a 14.5% rate for the fiscal quarters ended July 31, 2014 and April 30, 2014, as well as the nine month period ended July 31, 2014, and we used a 14.0% rate for the fiscal quarter and nine months ended July 31, 2013. These non-GAAP tax rates reflect our estimate of cash tax payments as a percentage of Income (loss) before income taxes for the corresponding periods. Note G: Non-GAAP diluted shares. Diluted non-GAAP weighted average shares include additional shares that are dilutive for non-GAAP computations of earnings per share in periods when we have a non-GAAP net income and a GAAP basis net loss. Note H: Free Cash Flow. VeriFone determines free cash flow as net cash provided by operating activities less capital expenditures. 32

THANK YOU 33